UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On March 30, 2021, Broad Street Realty Inc. (the “Company”) and Broad Street Operating Partnership, LP (the “Operating Partnership”), the operating partnership of the Company, and certain of their subsidiaries, entered into an Allonge and Modification Agreement (the “Modification”) to that certain Loan Agreement, dated as of December 27, 2019, by and between the Operating Partnership and MVB Bank, Inc. (the “Loan Agreement”). The Modification amends the Loan Agreement to, among other things, (i) extend the maturity date under the Loan Agreement to December 27, 2022 and (ii)  require monthly principal payments as calculated over a 10-year amortization schedule, and require the repayment of $250,000 on each of the following dates (a) the earlier of March 31, 2021 or the closing of the Company’s pending mergers of the entities that own Highlandtown and Spotswood properties, (b) the earlier of September 30, 2021 or the closing of the Company’s pending merger with the entity that owns the Greenwood property (c) March 31, 2022, and (d) September 30, 2022.

The foregoing description of the Modification does not purport to be complete and is qualified in its entirety by reference to the Modification, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On March 24, 2021, BSV Patrick Street LLC, a subsidiary of the Company and the Operating Partnership, entered into a Term Loan Agreement with Sandy Spring Bank with respect to a term loan in the amount of $11.7 million. The term loan is secured by the Company’s Vista Shops property located in Frederick, Maryland and matures in June 2023. The term loan bears interest at a rate of 3.83% per annum. The proceeds from the term loan were used to refinance the previously outstanding mortgage loan on the Vista Shops property.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Allonge and Modification Agreement, dated as of March 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY INC.

April 5, 2021	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer